EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Telenetics Corporation

We hereby consent to the incorporation by reference in the prospectus constituting a part of Amendment No. 1 to this Registration Statement on Form S-3 of our report dated March 30, 2001, relating to the financial statements of Telenetics Corporation appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

We also consent to the reference to us under the caption "Experts" in the Prospectus.

                                             /s/ BDO SEIDMAN, LLP
                                             ------------------------------
                                             BDO SEIDMAN, LLP

Orange County, California
April 27, 2001